UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
This Form 8-K/a amends and supersedes in its entirety the Form 8-K filed on June 19, 2008

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008
__________________________

WACHOVIA AUTO OWNER TRUST 2008-A
(Exact name of registrant as specified in its charter)

WDS RECEIVABLES LLC
(Exact name of depositor as specified in its charter)

WACHOVIA BANK, NATIONAL ASSOCIATION
(Exact name of sponsor as specified in its charter)
__________________________

Delaware (State or other jurisdiction of incorporation)	333-138043-04 333-138043 (Commission File Number)	26-0776156 20-4539495 (IRS Employer Identification No.)
__________________________

c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1605
Attn:  Corporate Trust Administration
(302) 636-6000
(Address of principal executive offices of registrant including zip code and phone number)
N/A
(Former name or former address, if changed since last report)

444 East Warm Springs Road, Suite 116
Las Vegas, Nevada 89119
(702) 407-4317
 (Address of principal executive offices of depositor including zip code and phone number )
N/A
(Former name or former address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 19, 2008, Wachovia Auto Owner Trust 2008-A issued $232,000,000 of 2.93084% Class A-1 Asset Backed Notes, $175,000,000 of 4.09% Class A-2a Asset Backed Notes, $139,000,000 of LIBOR plus 0.67% Class A-2b Asset Backed Notes, $183,000,000 of 4.81% Class A-3a Asset Backed Notes, $100,000,000 of LIBOR plus 0.95% Class A-3b Asset Backed Notes, $75,000,000 of 5.35% Class A-4a Asset Backed Notes, $165,750,000 of LIBOR plus 1.15 Class A-4b Asset Backed Notes and $30,250,000 of 6.00% Class B Asset Backed Notes.

The Class A-1 Asset Backed Notes, the Class A-2a Asset Backed Notes, the Class A-2b Asset Backed Notes, the Class A-3a Asset Backed Notes, the Class A-3b Asset Backed Notes, the Class A-4a Asset Backed Notes and the Class A-4b Asset Backed Notes were sold pursuant to (i) the prospectus, dated June 11, 2008, together with the related preliminary prospectus supplement, dated June 11, 2008, as supplemented by the supplement, dated June 12, 2008, (together, the “Preliminary Prospectus”), filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the base prospectus, dated June 11, 2008, together with the related prospectus supplement, dated June 12, 2008 (together, the “Prospectus”), filed with the Securities Exchange Commission pursuant to Rule 424(b)(5).  Each of the Preliminary Prospectus and the Prospectus relate to registration statement number 333-138043.

The tax matters and legality opinions of Sidley Austin LLP are attached as exhibits hereto.

    This Form 8-K/A amends and supersedes in its entirety the Form 8-K of Wachovia Auto Owner Trust 2008-A previously filed on June 19, 2008 (accession no. 0000905148-08-002902).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.  The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WDS RECEIVABLES LLC

By: /s/ Keith Ford
Keith Ford
Assistant Vice President

Dated:  June 23, 2008

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Exhibit Index

Exhibit	Description

5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).